EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, George Feldenkreis, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Perry Ellis International, Inc. on Form 10-K for the fiscal year ended January 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d))and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Perry Ellis International, Inc.

April 13, 2010

By:	/s/ George Feldenkreis
Name:	George Feldenkreis
Title:	Chief Executive Officer (Principal Executive Officer)